Exhibit 99.1

1 Second Quarter 2017 Investor Presentation

2 Safe Harbor During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements regarding our financial and operating results, strategic objectives and means to achieve those objectives, the amount and timing of capital expenditures, repurchases of its stock under approved stock repurchase plans, the amount and timing of interest expense, the likelihood of our success in expanding our business, financing plans, budgets, working capital needs and sources of liquidity . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2016 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include the replacement of non - recurring event clean - up projects, a loss of a major customer, our ability to permit and contract for timely construction of new or expanded disposal cells, our ability to renew our operating permits or lease agreements with regulatory bodies, loss of key personnel, compliance with and changes to applicable laws, rules, or regulations, failure to realize anticipated benefits and operational performance from acquired operations, access to insurance, surety bonds and other financial assurances, a deterioration in our labor relations or labor disputes, our ability to perform under required contracts, adverse economic or market conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, access to cost effective transportation services, fluctuations in foreign currency markets, lawsuits, our willingness or ability to repurchase shares or pay dividends, implementation of new technologies, limitations on our available cash flow as a result of our indebtedness and our ability to effectively execute our acquisition strategy and integrate future acquisitions .

3 US Ecology Overview Vision: To be the premier North American provider of environmental services where the highest caliber people work delivering sustainable solutions for our customers and long term value for stockholders and the communities in which we live and operate Fully Integrated North American Environmental Services Provider Unique and Irreplaceable Assets with Robust Waste Permits Diverse, Blue Chip Customer Base across a Broad Range of Industries with over 4,000 Customers 60 + year Commitment to Health, Safety and the Environment Strong Financial Performance (4) Mexico Canada (2) (2) United States Treatment & Recycling Disposal Sites Service Centers Headquarters Retail Satellites

$25 Billion Industry[1]

Environmental Services: Hazardous Waste	
	■ $11 billion market[1] ■ Provides treatment, disposal & recycling services ■ Radioactive waste constitutes $1 billion

Field & Industrial Services	
	■ $14 billion market[1] ■ Consists of cleanup of operating facilities ■ Government agencies a major customer



Waste Generation
Services
Transfer, Storage & Treatment
Disposal
Direct Sourcing
Retail Hazardous Waste Logistics
Industrial Cleaning & Maintenance
In-Plant Total Waste Management
Terminal Services
Petroleum Services
Airport Environmental Services
Remediation & Construction
Emergency Response
Household Hazardous Waste Collection
LTL Logistics
Lab-Pack
Infrastructure Support
Truck & Rail Services
Treatment, Storage & Disposal Facilities ("TSDFs")
Wastewater Treatment Facilities
Mobile Recycling Operation
Hazardous Landfill
Solvent Recycling
Oil Recycling
Incineration
Fuel Blending
Non-Haz Landfill
Cement Kiln
Waste - to - Energy
Sourcing from Intermediaries
TSDFs / Brokers
Other Environmental Services Companies
US ecology

Strong Growth Drivers

- Regulation
- Industrial
- Commercial
- Government

Considerable Barriers to Entry

- Government Regulation
- Track Record of Execution
- Capex Requirements
- Talented Professionals

(1) Source: Environmental Business Journal, Volume XXIX October 2016

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5 Hazardous Waste is Generated by Diverse End Markets Aerospace / Defense Paint Sludge / Radium Industry Example Waste Streams Industrial Manufacturing Steel & Aluminum Precious Metals Oil Exploration & Production Utilities Acids & Caustics, Heavy Metals Emission Control, Dust, Spent Pot Liners Mercury, Crucible Waste, Unused Chemicals Spent Catalysts, Refinery Tank Bottoms, Drill Cuttings Unused Household Chemicals, Sludge from Battery Production, Heavy Metals from Pigments Consumer Products PCBs, Decommissioned Transformer Waste Etching Solutions for Semiconductors Technology PCBs, Radioactive Government

6 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 6

Our Transformation…

Creating the Premier North American Provider of Environmental Services

"Then" – 2008	Our Strategy	Today – 2017
Limited Geographic Footprint	Acquire Valuable Assets	National TSDF Footprint (EQ, STABLEX, Dynecol, ENVIRONMETAL SERVICES INC, evoqua Vernon)
Narrow Service Offering (Haz/Rad Waste Disposal)	Expand Permits / Services	Broad Service Capabilities
Event-Centric, Customer-Concentrated Model	Invest in Infrastructure	Flexible & Diversified Business Model
Limited Growth Prospects Given Idaho Focus	Execute	Ability to Support Customer Needs is Driving Growth

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8 …Into a North American Leader ■ 5 Haz/Non - Haz Landfills ■ 1 Radioactive Waste Landfill (Class A, B, C) ■ 22 Treatment & Recycling Facilities 1 ■ Rail - accessible Facilities & Infrastructure ■ 24 Field Service Centers & Retail Satellites 1 Five treatment facilities and one recycling facility co - located with disposal sites Landfills Treatment & Recycling Service Centers Headquarters Retail Satellites (4) Mexico Québec (2) (2) United States (2) Ontario

9 Coast to Coast Disposal Network ■ Facilities Positioned throughout North America • 5 Haz / Non - Haz Landfills (All Co - Located with Treatment) • 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

Long-lived Facilities with Significant Capacity

Location	Total Acreage	Permitted Airspace (Cubic Yards)	Non-Permitted Airspace (Cubic Yards)	Estimated Life (Years)	Services Provided
Beatty, Nevada	480	8,826,464	-	51	Hazardous and non-hazardous industrial, RCRA, TSCA and certain NRC-exempt (NORM) radioactive waste
Robstown, Texas [1]	873	1,003,649	-	6	Hazardous and non-hazardous industrial, RCRA, PCB remediation and certain NRC-exempt (LARM and NORM/NARM) radioactive waste. Rail transfer station
Grand View, Idaho	1,411	10,476,524	18,100,000	160	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Belleville, Michigan	455	12,230,638	-	39	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Blainville, Québec, Canada	350	6,342,357	-	28	Inorganic hazardous liquid and solid waste and contaminated soils. Direct rail access
Richland, Washington	100	646,768	-	38	LLRW disposal facility accepts Class A, B, and C commercial LLRW, NORM/NARM and LARM waste
Total		39,526,400	18,100,000		

(1) We are currently working with the Texas Commission of Environmental Quality to permit 180 acres of adjacent land, anticipating to add approximately 10 million cubic yards, or approximately 30 years, of future airspace. The permit is expected to be approved in 2017/2018.

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11 Large Treatment Network ■ Facilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - Art Air Handling 15 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Florida • Ontario • California Michigan (Detroit) Treatment / Stabilization and WWT Ohio, Penn. and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

12 Event Business Leverages Recurring Base Business Assets Base Business % of YTD 12/31/16 T&D Revenue Key Drivers Project Examples Overall industrial production and regulatory environment for hazardous waste Multi - site long term contracts, plant maintenance activities Commercial activity including redevelopment and plant expansions, liability cleanup, environmental enforcement, government funding On - going industrial processes that regularly generate waste Multi - year contract with USACE Large site cleanups spanning a few days to multiple years with total volumes greater than 1,000 tons 82% 18% Contract Structure Typically 1 - year in length, with renewal provisions and pricing escalators Typically exclusive contracts for certain types of services Contractual terms can vary depending on the project Event Business Processes waste at pre - determined prices Small cleanups with volumes of less than 1,000 tons

13 Recycling ■ Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (MI) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

14 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services Total Waste Management Outsourced management, tracking and reporting all waste streams for generators LTL / HHW Household hazardous waste collection and Less - than - truckload container management Small Quantity Generator Services Other Field Services

15 Industrial Services ■ Represents approximately 5% of total revenues ■ Concentrated in the greater Michigan Area near key disposal assets ■ Provides on - site support at industrial plants and terminals ■ Emergency response services focused on small spills and accidents; limited participation in natural disasters Refinery Services Tank farm cleaning, maintenance and temporary storage Emergency Response 24/7 spill response. Emergency clean - outs, sampling and analysis Marine & Terminal Services 24/7 spill response. Containment booming, saltwater intake cleaning and de - silting Industrial Cleaning & Maintenance Vacuuming, sweeping, blasting, transportation, and pollution control

16 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash Flow Focus on High Value Waste Streams Target high margin, niche waste streams Develop new markets and services; cross - sell Drive volumes to profit from inherent operating leverage Build base business Increase win rate on clean - up project pipeline Expand current permit capabilities Seek new permits for service expansion Capitalize on evolving regulatory environment Take advantage of cross - border, import - export expertise Introduce new treatment technologies Maximize throughput at all facilities Develop low cost airspace Utilize transportation assets Expand thermal recycling Customer - centric focus Listening to customers is critical to success Identify innovative and technology - driven solutions for customer challenges Disciplined Acquisition Strategy Expand disposal network, customer base and geographic footprint Invest in services that drive growth and margin to Environmental Services Business Preserve flexibility Execute on Marketing Initiatives

17 Financial Overview

18 ($ in Millions) Revenue Growth (YoY) $169 $201 $110 $0 $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 2017 Total Company excl. APV APV Revenue 9% 19% 122% 23% - 5% (1) (1) Based on YoY comparison excluding APV Revenue Trends $410 $37 $504 $59 $478 $447 $563 2017 Guidance Range Q1 ‘17 $495 $533

19 ($ in Millions) $26 $32 $38 $26 $5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2012 2013 2014 2015 2016 2017 Total Company excl. APV APV Net Income Net Income & Adj. EBITDA (1) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 36 - 45 of this presentation (2) Based on 2015 & 2016 margins (includes $2.2 million and $637,000 of business development expenses, respectively) $50 $58 $113 $23 $0 $25 $50 $75 $100 $125 $150 2011 2012 2013 2014 2015 2016 2017 Total Company excl. APV APV $104 $120 ($ in Millions) Adj. EBITDA (1) 34% 24% 22% 24% Adj. EBITDA Margin (2) 35% 2017 Guidance Range $37 $42 2017 Guidance Range $120 $130 $34 $109 $125 Q1 ‘17 Q1 ‘17 $71

20 Strong Free Cash Flow Cash on hand: $10.3 million Net Borrowing’s outstanding: $267.4 million Free Cash Flow (1) ($ in Millions) $8 $27 $27 $30 $47 $41 (2) $41 $9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2010 2011 2012 2013 2014 2015 2016 2017 $47 $50 2017 Guidance Range Continued repayment of debt will accrue to cash flow and EPS over time Capex investments continue to support future growth and stable operations Attractive Dividend $0.72 - Yield ~ 1.5% Cash and Debt (as of 3/31/17) (1) Free cash flow is calculated as net income plus/(minus) foreign currency losses/(gains), plus non - cash impairment charges, plus depreciation and amortization, plus stock compensation expenses, plus closure/post - closure accretion/adjustments, less capital expenditures. See reconciliations on pages 41& 45. (2) 2015 Free Cash flow, excluding the Allstate PowerVac business which was sold on November 1, 2015, was approximately $45 milli on. Q1 ‘17

21 ■ Total revenue $477.7 million compared with $563.1 million last year ■ ES revenue $337.8 million, down from $359.0 million in prior year ▪ 30% lower Event Business (18% of revenue) compared to 2015 (25% of revenue) from cycling the completion of a nuclear fuels fabrication cleanup ▪ Base Business up 2% (82% of revenue) compared to 2015 (75%) ▪ Lower revenues from the chemical manufacturing and government industry groups, offset by higher revenues from the general manufacturing and “Other” industry groups ■ FIS revenue $139.9 million compared to $204.0 million in 2015 ▪ Allstate contributed $59.1 million in 2015 ▪ Excluding Allstate, FIS revenue was down 3% from 2015 2016 Revenue Review 71% 29% 2016 Revenue by Segment ES FIS 64% 36% 2015 Revenue by Segment ES FIS

22 Environmental Services T&D Revenue Generator Data Percent Change 2016 vs. 2015 Metal Manufacturing -3% Broker / TSDF -3% General Manufacturing 14% Chemical Manufacturing -35% Refining 0% Government -28% Utilities 9% Mining and E&P -4% Transportation -5% Waste Management & Remediation 10% Other 15% Environmental Services T&D Revenue by Industry Base Event Metal Manufacturing -2% -17% Broker / TSDF -3% -15% General Manufacturing 4% 86% Chemical Manufacturing -12% -56% Refining 28% -63% Government -9% -37% Utilities 23% -3% Mining and E&P -6% 32% Transportation -2% -37% Waste Management & Remediation -5% 89% Other 7% 85% % Change - 2016 vs. 2015 Environmental Services T&D Revenue by Industry Metal Manufacturing 16% Broker / TSDF 15% General Manufacturing 14% Chemical Manufacturing 13% Refining 11% Government 6% Utilities 4% Mining and E&P 3% Transportation 3% Waste Management & Remediation 2% Other 13% 2016 Environmental Services T&D Revenue by Industry

23 23 Income Statement without APV (1) (1) Excludes the Allstate PowerVac business which was sold on November 1, 2015. See pro forma reconciliation on page 39 (2) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 36 – 45 of this presentation 2016 2015 2014 Revenue 477,665$ 504,015$ 410,388$ Direct operating costs 330,070 344,972 272,827 Gross profit 147,595 159,043 137,561 82,130 Selling, general and administrative expenses 77,566 82,130 66,713 Impairment charges - 333 - Operating income 70,029 76,579 70,848 Other income (expense): Interest income 96 65 107 Interest expense (17,317) (23,343) (10,570) Foreign currency loss (138) (2,196) (1,499) Other 2,631 1,157 1,078 Total other income (expense) (14,728) (24,317) (10,884) Income before income taxes 55,301 52,262 59,964 Income tax expense 21,049 23,299 22,401 Net income 34,252$ 28,964$ 37,563$ Adjusted EBITDA (2) 112,786$ 120,395$ 103,961$ Pro Forma Adjusted EBITDA (2) 113,423$ 122,607$ 110,363$ Year Ended December 31,

24 Q1 - 17 Financial Review 74% 26% Q1 ‘17 Revenue by Segment ES FIS 72% 28% Q1 ‘16 Revenue by Segment ES FIS • Results in - line to slightly better than expectations • Total revenue $110.2 million compared with $113.3 million last year • ES revenue $81.3 million compared to $81.5 million in prior year ― 3% higher treatment and disposal revenue ▪ Growth in the refining and general manufacturing industry groups, partially offset by declines in the chemical manufacturing and utilities industry groups ▪ Base business up 3% compared to the prior year ▪ Event business down 9% compared to prior year from cycling the completion of nuclear fuels fabrication cleanup ― 17% lower transportation revenue • FIS revenue $28.9 million, down from $31.8 million in prior year − Cycling a large contract not renewed last year

25 Q1 - 17 Financial Review Percent Change Q1 '17 Q1 '16 Q1 '17 vs. Q1 '16 Metal Manufacturing 16% 16% -3% Broker / TSDF 15% 15% -2% General Manufacturing 14% 11% 23% Refining 14% 12% 23% Chemical Manufacturing 11% 14% -15% Government 6% 6% -7% Utilities 4% 5% -29% Mining and E&P 3% 3% -9% Transportation 2% 3% -25% Waste Management & Remediation 2% 2% 23% Other 13% 13% 5% Base Event Metal Manufacturing -2% -19% Broker / TSDF 2% -91% General Manufacturing 7% 373% Refining 8% 245% Chemical Manufacturing 3% -43% Government 22% -22% Utilities 0% -48% Mining and E&P -2% -41% Transportation -23% -98% Waste Management & Remediation 0% 1426% Other 6% -2% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - Q1 '17 vs. Q1 '16

26 • Gross profit of $31.9 million, down from $35.2 million in Q1 - 16 ― ES gross profit of $28.7 million, down from $30.5 million in Q1 - 16 ▪ T&D margin of 38%, down from 41% in Q1 - 16 ― FIS gross profit of $3.2 million, down from $4.8 million in Q1 - 16 • SG&A of $19.7 million compared with $19.4 million in Q1 - 16 ― Includes $37,000 of business development expenses compared to $68,000 in Q1 - 16 • Operating income of $12.2 million, down from $15.8 million in Q1 - 16 • Interest expense of $4.1 million, down from $4.5 million in Q1 - 16 ― Lower debt levels in Q1 - 17 26 Q1 - 17 Financial Review

27 • Effective tax rate decreased to 37.3% versus 38.4% in Q1 - 16 ― Higher proportion of earnings from Canadian operations in Q1 - 17, taxed at a lower corporate tax rate • Net income of $5.2 million, or $0.24 per diluted share, compared with $7.5 million, or $0.35 per diluted share in Q1 - 16 • Adjusted EPS 1 of $0.23 per share compared with $0.32 per diluted share in Q1 - 16 • Adjusted EBITDA 1 of $23.5 million, down 10% from $26.1 million in Q1 - 16 ― Pro Forma adjusted EBITDA 1 of $23.5 million compared with $26.2 million in Q1 - 16 27 Q1 - 17 Financial Review 1 See definition and reconciliation of adjusted earnings per share, adjusted EBITDA , and Pro Forma adjusted EBITDA on pages 36 - 45 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8 - K

28 Financial Policy Overview 28 Acquisition Strategy Conservative and targeted approach to acquisitions, centering around treatment and disposal assets and complementary services Focused on filling in service gaps across the value chain and leveraging core competencies to service generators of regulated and specialty waste Company continues to evaluate acquisitions on an opportunistic basis though no acquisitions are imminent Organic Growth Strategy Generate sustainable increases in revenues, earnings and free cash flow by executing on marketing initiatives, leveraging regulatory expertise, building on the Company’s robust waste handling infrastructure Continued integration of T&D and services will augment and sustain growth Overall 2017 - 2021 Net Sales CAGR of 4.8% driven primarily by growth in services revenue, with modest increases per annum in T&D revenue Target Capital Structure Target leverage of mid - 3x for the right strategic opportunity Absent large M&A opportunities, continue to de - lever and reach 2.0x total leverage Dividend & Share Repurchase Policy ECOL’s dividend policy is reviewed annually by the board of directors who approves levels based on free cash flow and ongoing cash needs Company does not anticipate any changes to its existing dividend policy or payout at this time $25 million share repurchase program was authorized on June 1, 2016 and will remain in effect through 2018. No changes to the current policy are expected at this time

2017 Business Outlook

- Reaffirmed guidance for Full Year 2017
  - Adjusted EBITDA[1] to range from $120 million to $130 million
    - Represents growth up to 15% over 2016 Pro Forma adjusted EBITDA
  - Adjusted EPS[1] estimated between $1.69 to $1.93 diluted
    - Includes ~$0.15 per share non-cash charge for deferred financing cost write-off
    - Includes ~$0.08 per share cash interest benefit on debt refinancing
- Expect effective tax rate to be approximately 38% for full year 2017
- Capital expenditures estimated at $34 million to $37 million
  - $28 million to $29 million of maintenance capital including
    - Landfill expansion ~$7.2 million
    - IT and infrastructure investment ~$4.2 million
  - $7 to $9 million for growth capital, deployment dependent on ROI
    - Evaluating $20+ million in opportunities

[1]Guidance excludes non-cash foreign currency translation gains or losses, gain/loss on divestiture and business development expenses

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30 30 2017 Business Climate and Segment Outlook ▪ Positive trends emerging in the industrial economy and improving customer outlook provides confidence in return to growth in 2017 • Normal seasonality expected • Q1 expected to be the lowest quarter in revenues and profits • Sequential improvement expected through Q3 ▪ ES Segment • Base Business still expected to grow 3 - 5% • Event Pipeline continues to build ▪ New opportunities providing optimism ▪ Deferred and emerging projects indicating Q2/Q3 start ▪ FIS Segment • Expecting slight improvement • Growth hampered by: ▪ Cycling larger completed contracts ▪ Field Services contract not renewed in Q4 ’16 • Significant bidding opportunities emerging

31 Experienced Management Team with Proven Ability to Execute Valuable Landfill Position within the Industry Broad Set of Blue Chip Customers from a Wide Range of Industries Strong Cash Flow Highly Strategic Assets and Broad Geographic Reach US Ecology Investment Highlights High Proportion of Recurring Revenue Limiting Cyclicality Highly Regulated Industry that Requires Expertise

32 Appendix

33 Environmental Services Segment (“ES”) Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities Services include waste disposal, treatment, recycling and transportation Key assets include: ― Hazardous waste landfills ― Commercially licensed radioactive waste landfill ― Treatment and Recycling Facilities Included in this segment: Legacy US Ecology business Legacy EQ’s treatment, disposal and recycling facilities 2016 Statistics for ES Segment Revenue: $337.8 million Adjusted EBITDA 1 : $139.7 million Adjusted EBITDA Margin: 41% 33 Field and Industrial Services (“FIS”) Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities Sample services include: ― LTL Collection ― Lab pack ― Transportation ― Onsite total waste management ― Retail services ― Remediation Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites Sample Services include: ― Industrial Cleaning ― Refinery services / tank cleaning ― Decontamination services ― Emergency response services Performed through multiple service centers and retail satellites 2016 Statistics for FIS Segment Revenue: $139.9 million Adjusted EBITDA 1 : $16.3 million Adjusted EBITDA Margin: 12% Corporate Cost center providing sales and administrative support across segments 2016 Adjusted EBITDA 1 : ($43.3) million Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 36 - 45 of this presentation

2015 YTD Pro Forma Income Statement

	Year Ended December 31, 2015			Year Ended December 31, 2014		
	Reported	Allstate	Excluding Allstate	Reported	Allstate	Excluding Allstate
Revenue	$ 563,070	$ 59,055	$ 504,015	$ 447,411	$ 37,023	$ 410,388
Direct operating costs	391,660	46,688	344,972	301,625	28,798	272,827
Gross profit	171,410	12,367	159,043	145,786	8,225	137,561
Selling, general and administrative expenses	93,079	10,949	82,130	73,336	6,623	66,713
Impairment charges	6,700	6,367	333	-	-	-
Operating income	71,631	(4,948)	76,579	72,450	1,602	70,848
Other income (expense):						
Interest income	65	-	65	107	-	107
Interest expense	(23,370)	(27)	(23,343)	(10,677)	(107)	(10,570)
Foreign currency loss	(2,196)	-	(2,196)	(1,499)	-	(1,499)
Other	725	(432)	1,157	669	(409)	1,078
Total other income (expense)	(24,776)	(459)	(24,317)	(11,400)	(516)	(10,884)
Income before income taxes	46,855	(5,407)	52,262	61,050	1,086	59,964
Income tax expense (benefit)	21,244	(2,055)	23,299	22,814	413	22,401
Net income	$ 25,611	$ (3,353)	$ 28,964	$ 38,236	$ 673	$ 37,563
Earnings per share:						
Basic	$ 1.18	$ (0.16)	$ 1.34	$ 1.78	$ 0.03	$ 1.75
Diluted	$ 1.18	$ (0.16)	$ 1.34	$ 1.77	$ 0.03	$ 1.74
Shares used in earnings per share calculation:						
Basic	21,637	21,637	21,637	21,537	21,537	21,537
Diluted	21,733	21,733	21,733	21,655	21,655	21,655
Net Income	$ 25,611	$ (3,353)	$ 28,964	$ 38,236	$ 673	$ 37,563
Income tax expense	21,244	(2,055)	23,299	22,814	413	22,401
Interest expense	23,370	27	23,343	10,677	107	10,570
Interest income	(65)	-	(65)	(107)	-	(107)
Foreign currency loss	2,196	-	2,196	1,499	-	1,499
Other income	(725)	432	(1,157)	(669)	409	(1,078)
Impairment charges	6,700	6,367	333	-	-	-
Depreciation and amortization of plant and equipment	27,931	2,243	25,688	24,413	2,061	22,352
Amortization of intangible assets	12,307	1,373	10,934	8,207	1,334	6,873
Stock-based compensation	2,297	21	2,276	1,250	18	1,232
Accretion and non-cash adjustments of closure & post-closure obligations	4,584	-	4,584	2,656	-	2,656
Adjusted EBITDA	$ 125,450	$ 5,055	$ 120,395	$ 108,976	$ 5,015	$ 103,961

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35 35 Allstate Power Vac Quarterly Income Statements: 2015 For the Year Ended March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 December 31, 2015 Revenue 13,935$ 16,925$ 20,139$ 8,056$ 59,055$ Direct operating costs 11,293 13,666 15,249 6,480 46,688 Gross profit 2,642 3,259 4,890 1,576 12,367 Selling, general and administrative expenses 3,040 3,657 3,213 1,039 10,949 Impairment charges - 6,367 - - 6,367 Operating income (398) (6,765) 1,677 538 (4,948) Other income (expense): Interest income - - - - - Interest expense (21) (6) - - (27) Foreign currency loss - - - - - Other 33 33 33 (531) (432) Total other income (expense) 12 27 33 (531) (459) Income before income taxes (386) (6,738) 1,710 7 (5,407) Income tax expense (benefit) (147) (2,560) 650 3 (2,054) Net income (239)$ (4,178)$ 1,060$ 4$ (3,353)$ Earnings per share: Basic (0.01)$ (0.19)$ 0.05$ -$ (0.16)$ Diluted (0.01)$ (0.19)$ 0.05$ -$ (0.16)$ Shares used in earnings per share calculation: Basic 21,583 21,617 21,655 21,676 21,637 Diluted 21,689 21,748 21,749 21,748 21,733 Net Income (239)$ (4,178)$ 1,060$ 4$ (3,353)$ Income tax expense (147) (2,560) 650 3 (2,055) Interest expense 21 6 - - 27 Interest income - - - - - Foreign currency loss - - - - - Other income (33) (33) (33) 531 432 Impairment charges - 6,367 - - 6,367 Depreciation and amortization of plant and equipment 899 967 377 - 2,243 Amortization of intangible assets 569 569 235 - 1,373 Stock-based compensation 12 20 24 (35) 21 Accretion and non-cash adjustments of closure & post- closure obligations - - - - - Adjusted EBITDA 1,082$ 1,158$ 2,313$ 502$ 5,055$ For the Three Months Ended

36 US Ecology reports adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share are significant components in understanding and assessing financial performance . Adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP . 36 Non - GAAP Financial Measures

37 Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss, and other income/expense, which are not considered part of usual business operations . Pro Forma Adjusted EBITDA The Company defines Pro Forma adjusted EBITDA as adjusted EBITDA (see definition above) plus business development expenses incurred during the period . We believe Pro Forma adjusted EBITDA is helpful in understanding our business and how it relates to our 2017 guidance which does not include business development expenses . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income adjusted for the after - tax impact of non - cash foreign currency translation gains or losses and the after - tax impact of business development costs, divided by the number of diluted shares used in the earnings per share calculation . The foreign currency translation gains or losses excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiary and the U . S . parent which have been established as part of our tax and treasury management strategy . These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period . Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses . We believe excluding these non - cash foreign currency movements for intercompany financial instruments and business development costs provides meaningful information to investors regarding the operational and financial performance of the Company . 37 Non - GAAP Financial Measures - Definitions

38 38 Financial Results: 2016 vs. 2015 (in thousands, except per share data) 2016 2015 $ Change % Change Revenue $ 477,665 $ 563,070 $ (85,405) -15.2% Gross profit 147,595 171,410 (23,815) -13.9% SG&A 1 77,566 93,079 (15,513) -16.7% Impairment charges - 6,700 (6,700) n/m Operating income 1 70,029 71,631 (1,602) -2.2% Interest expense, net (17,221) (23,305) 6,084 -26.1% Foreign currency gain (loss) (138) (2,196) 2,058 -93.7% Other income 2,631 725 1,906 262.9% Income before income taxes 55,301 46,855 8,446 18.0% Income tax expense 21,049 21,244 (195) -0.9% Net income $ 34,252 $ 25,611 $ 8,641 33.7% Earnings per share: Basic $ 1.58 $ 1.18 $ 0.40 33.9% Diluted $ 1.57 $ 1.18 $ 0.39 33.1% Shares used in earnings per share calculation: Basic 21,704 21,637 Diluted 21,789 21,733 Year Ended December 31, 1 Includes pre - tax Business Development expenses of $637,000 and $2.2 million for the year ended December 31, 2016 and 2015, respe ctively

39 39 Adjusted EBITDA 1 Includes pre - tax Business Development expenses of $637,000, $2.2 million and $6.4 million for the year ended December 31, 2016, 2015 and 2014, respectively (in thousands) 2016 2015 2014 Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 34,252$ 25,611$ 38,236$ Income tax expense 21,049 21,244 22,814 Interest expense, net 17,221 23,305 10,570 Foreign currency loss 138 2,196 1,499 Other income (2,631) (725) (669) Depreciation and amortization 25,304 27,931 24,413 Amortization of intangibles 10,575 12,307 8,207 Stock-based compensation 2,925 2,297 1,250 Accretion and non-cash adjustments of closure & post-closure obligations 3,953 4,584 2,656 Impairment charges - 6,700 - Adjusted EBITDA 1 112,786 125,450 108,976 EBITDA related to divested Allstate business - (5,055) (5,015) Business development expenses 637 2,212 6,402 Pro Forma adjusted EBITDA 113,423$ 122,607$ 110,363$ Adjusted EBITDA by Operating Segment: Environmental Services 139,698$ 150,067$ 123,086$ Field & Industrial Services 16,342 21,388 8,638 Corporate 1 (43,254) (46,005) (22,748) Total 112,786$ 125,450$ 108,976$ Year Ended December 31,

40 40 Adjusted Earnings Per Share (in thousands, except per share data) Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As Reported 55,301$ (21,049)$ 34,252$ 1.57$ 46,855$ (21,244)$ 25,611$ 1.18$ Adjustments: (Less)/plus: (Gain)/loss on sale of divested businesses (2,034) 774 (1,260) (0.06) 542 (247) 295 0.01 Non-cash foreign currency translation (gain) loss 88 (33) 55 - 2,019 (852) 1,167 0.05 Plus: Business development costs 637 (242) 395 0.02 2,212 (933) 1,279 0.06 Plus: Impairment charges (1) - - - - 6,700 - 6,700 0.31 Less: Divested Allstate business operating income - - - - (1,502) 571 (931) (0.04) As Adjusted 53,992$ (20,550)$ 33,442$ 1.53$ 56,826$ (22,705)$ 34,121$ 1.57$ Shares used in earnings per diluted share calculation 21,789 21,733 (1) Impairment charges were not deductible for income tax purposes For the Year Ended December 31, 2016 2015

41 41 Free Cash Flow (in thousands) 2016 2015 Net income 34,252$ 25,611$ Foreign currency loss (gain), after tax 55 1,167 Depreciation and amortization 25,304 27,931 Amortization of intangibles 10,575 12,307 Stock-based compensation 2,925 2,297 Accretion and non-cash adjustments of closure & post-closure obligations 3,953 4,584 Impairment charges - 6,700 Capital expenditures (35,696) (39,370) Free Cash Flow 41,368$ 41,227$ Year Ended December 31

42 42 Financial Results: Q1‘17 vs. Q1‘16 1 Includes pre - tax Business Development expenses of $37,000 and $68,000 for the three months ended March 31, 2017 and 2016, respec tively. (in thousands, except per share data) 2017 2016 $ Change % Change Revenue $ 110,234 $ 113,318 $ (3,084) -2.7% Gross profit 31,873 35,208 (3,335) -9.5% SG&A 1 19,714 19,425 289 1.5% Operating income 1 12,159 15,783 (3,624) -23.0% Interest expense, net (4,120) (4,510) 390 -8.6% Foreign currency gain 88 759 (671) -88.4% Other income 137 169 (32) -18.9% Income before income taxes 8,264 12,201 (3,937) -32.3% Income tax expense 3,079 4,684 (1,605) -34.3% Net income $ 5,185 $ 7,517 $ (2,332) -31.0% Earnings per share: Basic $ 0.24 $ 0.35 $ (0.11) -31.4% Diluted $ 0.24 $ 0.35 $ (0.11) -31.4% Shares used in earnings per share calculation: Basic 21,725 21,684 Diluted 21,845 21,745 Three Months Ended March 31,

43 43 Adjusted EBITDA: Q1‘17 vs. Q1‘16 1 Includes pre - tax Business Development expenses of $37,000 and $68,000 for the three months ended March 31, 2017 and 2016, respec tively. (in thousands) 2017 2016 $ Change % Change Adjusted EBITDA / Pro Forma Adjusted EBITDA Reconciliation Net income 5,185$ 7,517$ Income tax expense 3,079 4,684 Interest expense, net 4,120 4,510 Foreign currency gain (88) (759) Other income (137) (169) Depreciation and amortization 6,633 5,904 Amortization of intangibles 2,670 2,610 Stock-based compensation 918 795 Accretion and non-cash adjustments of closure & post-closure obligations 1,073 1,024 Adjusted EBITDA 1 23,453 26,116 (2,663)$ -10.2% Business development expenses 37 68 Pro Forma Adjusted EBITDA 23,490$ 26,184$ (2,694)$ -10.3% Adjusted EBITDA by Operating Segment: Environmental Services 31,856$ 33,052$ (1,196) -3.6% Field & Industrial Services 2,064 3,678 (1,614) -43.9% Corporate 1 (10,467) (10,614) 147 -1.4% Total 23,453$ 26,116$ (2,663)$ -10.2% Three Months Ended March 31,

44 44 Adjusted Earnings Per Share: Q1‘17 vs. Q1‘16 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As reported 8,264$ (3,079)$ 5,185$ 0.24$ 12,201$ (4,684)$ 7,517$ 0.35$ Adjustments: Non-cash foreign currency translation (gain) loss (145) 54 (91) (0.01) (930) 357 (573) (0.03) Plus: Business development costs 37 (14) 23 - 68 (26) 42 - As adjusted 8,156$ (3,039)$ 5,117$ $ 0.23 11,339$ (4,353)$ 6,986$ $ 0.32 Shares used in earnings per diluted share calculation 21,845 21,745 Three Months Ended March 31, 2017 2016

45 45 Free Cash Flow: Q1’17 vs. Q1’16 (in thousands) 2017 2016 Net income 5,185$ 7,517$ Foreign currency (gain) loss, after tax (91) (573) Depreciation and amortization 6,633 5,904 Amortization of intangibles 2,670 2,610 Stock-based compensation 918 795 Accretion and non-cash adjustments of closure & post-closure obligations 1,073 1,024 Capital expenditures (7,151) (7,219) Free Cash Flow 9,237$ 10,058$ Three Months Ended March 31,